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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 13, 1996

                         CHASE MANHATTAN BANK USA, N.A.
               (Exact Name of registrant specified in its charter)

United States                  333-07575                    11-2741948
(State or other                (Commission File             (I.R.S. employer
Jurisdiction of                Number)                      Identification No.)
Incorporation)

                             200 Jericho Quadrangle
                             Jericho, New York 11753
                    (Address of principal executive offices)
                  Registrant's telephone number: (516) 828-4016

                                       AND

                         CHASE MANHATTAN BANK USA, N.A.
               (Exact Name of registrant specified in its charter)

United States                  333-07575                    22-2382028
(State or other                (Commission File             (I.R.S. employer
Jurisdiction of                Number)                      Identification No.)
Incorporation)

                               802 Delaware Avenue
                           Wilmington, Delaware 19801
                    (Address of principal executive offices)
                  Registrant's telephone number: (302) 575-5033

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Item 5.  Other Events

     On September 10, 1996, the opinion of counsel to the Originator of Chase Manhattan Auto Grantor Trust 1996-B (the "Trust") regarding the tax status of the Trust, dated as of September 10, 1996 (the "Opinion"), was delivered by Simpson Thacher & Bartlett to the Originator.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         Exhibits

         8.2 Opinion of Simpson Thacher & Bartlett with respect to the tax status of the Trust, dated as of September 10, 1996.

         23.3  Consent of Simpson Thacher & Bartlett (included as part of
               Exhibit 8.2)

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHASE MANHATTAN BANK USA, N.A.
                                           (Registrant)

                                       By: /s/ Keith Schuck
                                          ------------------------------
                                       Name:  Keith Schuck
                                       Title: Controller
Date: September 13, 1996

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHASE MANHATTAN BANK USA, N.A.
                                            (Registrant)

                                       By: /s/ Anthony Langan
                                          ------------------------------
                                       Name:  Anthony Langan
                                       Title: Vice President
Date:  September 13, 1996

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                                INDEX TO EXHIBITS
                                -----------------


Exhibit                                                           Sequentially
Number      Exhibit                                               Numbered Pages
- -------     -------                                               --------------
8.2         Opinion of Simpson Thacher & Bartlett with respect          2
            to the tax status of the Trust, dated as of September 10, 1996

23.3 Consent of Simpson Thacher & Bartlett (included as part of Exhibit 8.2)